Exhibit 10.9

                            ARTICLES OF INCORPORATION
                                       OF
                    FALA BELLA RESORT AND GOLF CLUB OF NAPLES
                          CONDOMINIUM ASSOCIATION, INC.
                     (A Florida Corporation Not for Profit)


         In order to form a corporation not for profit, under and in accordance with Chapter 617 of the Florida Statutes, I, the undersigned, hereby incorporate this corporation not for profit, for the purposes and with the powers hereinafter set forth and to that end, I do, by these Articles of Incorporation, certify as follows:

         The terms contained in these "Articles" shall have the meanings set forth in the Condominium Act, Chapter 718, Florida Statutes ("Act"), as amended through the date of recording the first Declaration amongst the Public Records of Collier County, Florida. All initially capitalized terms not defined herein shall have the meanings set forth in the Declaration (as hereinafter defined). For clarification, the following terms will have the following meanings:

          A. "Act" means Condominium Act, Chapter 718, Florida Statutes, as amended through the date of recording the first Declaration amongst the Public Records.

          B.   "Articles"   means  these  Articles  of   Incorporation   of  the
Association.

          C. "Assessments" means the share of funds required for the payment of "Annual Assessments" and "Special Assessments" (as such terms are defined in each Declaration) which from time to time are assessed against an Owner.

          D. "Association" means Fala Bella Resort and Golf Club of Naples Condominium Association, Inc., a Florida corporation not for profit, responsible for operating Fala Bella Resort and Golf Club of Naples, a Condominium (other than the rental management of Condominium Units and the operation of the Commercial Units), and any other Fala Bella Resort and Golf Club of Naples Condominium(s) which may be developed.

          E. "Board" means the Board of Directors of the Association.

          F. "Bylaws" means the Bylaws of the Association.

          G. "Common Elements" means the portion of the Condominium Property not included in the Condominium Units.

          H. "Common Expenses" means expenses for which the Owners are liable to the Association as set forth in various sections of the Act and as described in the Neighborhood Documents and include:

                  (i) expenses incurred in connection with operation, maintenance, repair or replacement of the "Common Elements" (as defined in each Declaration), costs of carrying out the powers and



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                           duties of the Association  with respect to Fala Bella
                           Resort and Golf Club of Naples Condominium(s) and the Condominium Property of each, cost of fire and
                           extended   coverage   insurance  on  the  Condominium
                           Property; and

                  (ii) any other expenses designated as Common Expenses from time to time by the Board.

         I. "Common Surplus" means the excess of receipts of the Association collected on behalf of Fala Bella Resort and Golf Club of Naples Condominium(s) (including, but not limited to, assessments, rents, profits and revenues, on account of the Common Elements) over the Common Expenses.

         J. "Community Declaration" means the Declaration of General Covenants, Conditions and Restrictions for Lely Resort recorded in Official Records Book 1513, Page 835, of the Public Records of the County and all amendments thereto, whereby portions of the real property at Lely Resort are set aside from time to time by the declarant of the Community Declaration in accordance with the plan for development set forth therein and whereby the maintenance of the land areas designated therein as "Common Areas", and other responsibilities of the Community Association, are made specifically applicable to Condominium Unit Owners to be collected by the Community Association from either the Condominium Unit Owner or the applicable Neighborhood Association via dues and initial, annual or special assessments, as provided therein. The Declaration of
Neighborhood Covenants for Fala Bella Resort and Golf Club of Naples and Accompanying Check- In Facility recorded in Official Records Book * , Page * , of the Public Records of the County ("Neighborhood Declaration") is the document which designates Fala Bella Resort and Golf Club of Naples as a "Neighborhood" under the provisions of the Community Declaration.

         K. "Condominium Property" means the real property submitted to condominium ownership by the recording of the Declaration of Condominium of Fala Bella Resort and Golf Club of Naples, a Condominium, and any amendment or amendments thereto and all improvements thereon, subject to any and all easements associated therewith, including, but not limited to, the Condominium Units and Common Elements and all easements intended for use in connection with Fala Bella Resort and Golf Club of Naples Condominiums, all as more particularly described in each Declaration.

         L. "Condominium Unit" means "unit" as described in the Act and is that portion of the Condominium Property which is subject to exclusive ownership.

         M. "Condominium Unit Owner" means "unit owner" as defined in the Act and is the owner of a Condominium Unit.

         N.       "County" means Collier County, Florida.

         O. "Declarant" means Lely Golf Villas I Limited Partnership, a Delaware limited partnership, its grantees, successors and assigns.

         P. "Declaration" means a Declaration of Condominium by which a Fala Bella Resort and Golf Club of Naples Condominium is submitted by Declarant to the condominium form of ownership in accordance with the Act.



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         Q.       "Director" means a member of the Board.

         R. "Fala Bella Resort and Golf Club " means a portion of the real property within Lely Resort, more particularly described on Exhibit A hereto, upon which Developer intends to develop the Condominium. Fala Bella Resort and Golf Club is one of the "Neighborhoods" (as defined in the Community Declaration) within Lely Resort. The Initial Phase and the Initial Association Property shall initially be the portion of Fala Bella Resort and Golf Club upon which the Developer shall develop the Condominium; however, Developer has reserved the right to develop additional condominium developments and/or non-condominium developments in the overall proposed Fala Bella Resort and Golf Club.

         S.  "Fala  Bella  Resort  and  Golf  Club  Condominium(s)"   means  the
condominium or condominiums in Fala Bella Resort and Golf Club which are the subject of a Declaration, including, but not limited to, Fala Bella Resort and Golf Club Naples, a Condominium.

         T. "Fala Bella Resort and Golf Club of Naples, a Condominium" means the initial condominium in Fala Bella Resort and Golf Club which is the subject of this Declaration.

         U. "Lely Resort" means the name given to the planned development in which the Condominium is located and which is more particularly described in the Declaration.

         V.       "Member" means a member or members of the Association.

         W. "Neighborhood Documents" means in the aggregate each Declaration, these Articles, the Bylaws, any rules or regulations promulgated by the Association and all of the instruments and documents referred to therein and executed in connection with a Fala Bella Resort and Golf Club of Naples Condominium.

         X. "Phase" means those portions of the real property within Fala Bella Resort and Golf Club of Naples and improvements thereon which, as contemplated by Section 718.403 of the Act, may become part of the Condominium Property of a Fala Bella Resort and Golf Club of Naples Condominium by the recording of a Declaration or an amendment thereto.

         Y.       "Public Records" means the Public Records of the County.

         Z. "Voting Certificate" means "voting certificate" as defined in the Act and is the document which designates one (1) of the record title owners, or the corporate, partnership or entity representative who is authorized to vote on behalf of a Condominium Unit owned by more than one (1) owner or by any entity.

         AA. "Voting Interests" means "voting interests" as defined in the Act and are the voting rights distributed to Members pursuant to a Declaration.

                                    ARTICLE I
                                NAME AND ADDRESS

         The name of this Association shall be Fala Bella Resort and Golf Club of Naples Condominium Association, Inc., whose principal office and mailing address is 3185 Horseshoe Drive South, Naples, Florida 34104.



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                                   ARTICLE II
                             PLAN OF DEVELOPMENT AND
                             PURPOSE OF ASSOCIATION

         A. Declarant intends to develop the Condominium on property Declarant owns within Lely Resort. Declarant intends to develop the Condominium as a "phase condominium" as contemplated by Section 718.403 of the Act which is planned to consist of twenty-one (21) Phases. If Declarant submits all twenty-one (21) Phases to condominium ownership as part of the Condominium by recording the Declaration and several amendments thereto amongst the Public Records, then the Condominium shall be the only condominium in Fala Bella Resort and Golf Club of Naples and shall be the only condominium administered by the Association.

         B. If Declarant does not submit all twenty-one (21) Phases to condominium ownership as part of the Condominium, Declarant may submit the land in Fala Bella Resort and Golf Club of Naples not included in the Condominium to condominium ownership as one (1) or more additional Fala Bella Resort and Golf Club of Naples Condominiums to be administered by the Association.

         C. All or any portion of Fala Bella Resort and Golf Club of Naples not included in Fala Bella Resort and Golf Club of Naples Condominiums may be developed for non-residential uses, or with residential housing units, either as a condominium which is not a Fala Bella Resort and Golf Club of Naples Condominium, and thus would not be administered by the Association, or as a non-condominium development, such as non-condominium townhouses, rental housing or cooperatively owned housing, etc.

         D. 1. The Association shall be the condominium association responsible for the operation of each Fala Bella Resort and Golf Club of Naples Condominium subject to the terms and restrictions of the Neighborhood Documents; however, Declarant reserves the right to incorporate additional association(s) if more than one (1) Fala Bella Resort and Golf Club of Naples Condominium is created. Each Condominium Unit Owner shall be a Member of the Association as provided in these Articles.

                  2. The purpose for which this Association is organized is to maintain, operate and manage Fala Bella Resort and Golf Club of Naples, including the Condominium Property; to own portions of, operate, lease, sell, trade and otherwise deal with Fala Bella Resort and Golf Club of Naples and certain of the improvements located therein now or in the future, all in accordance with the plan set forth in the Neighborhood Documents and all other lawful purposes.

                                   ARTICLE III
                                     POWERS

         The Association shall have the following powers which shall be governed by the following provisions:

         A. The Association shall have all of the common law and statutory powers of a corporation not for profit, which are not in conflict with the terms of the Neighborhood Documents or the Act.

         B. The Association shall have all of the powers to be granted to the Association in the Neighborhood Documents. All provisions of the Declaration and Bylaws which grant powers to the



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Association are incorporated into these Articles, including, but not limited to, the promulgation and enforcement of rules and regulations.

         C. The Association shall have all of the powers of a condominium association under the Act and shall have all of the powers reasonably necessary to implement the purposes of the Association including, but not limited to, the following:

                  1. To make, establish and enforce reasonable rules and regulations governing the use of the Condominium Property (including the Condominium Units and the Common Elements);

                  2. To make, levy, collect and enforce Assessments and special charges and any other charges and/or fees as provided in the Neighborhood Documents against Condominium Unit Owners, in order to provide funds to pay for the expenses of the Association, the maintenance, operation and management of Fala Bella Resort and Golf Club of Naples and the payment of Common Expenses and other expenses in the manner provided in the Neighborhood Documents and the Act and to use and expend the proceeds of such Assessments in the exercise of the powers and duties of the Association;

                  3. To maintain, repair, replace and operate the Condominium Property in accordance with the applicable Declaration and the Act;

                  4. To reconstruct improvements on the Condominium Property in the event of casualty or other loss;

                  5.  To  enforce  by  legal   means  the   provisions   of  the
Neighborhood Documents and the Act;

                  6. To employ personnel, retain independent contractors and professional personnel, and to enter into service contracts to provide for the maintenance, operation and management of the Condominium Property and to enter into any other agreements consistent with the purposes of the Association including, but not limited to, agreements as to the management of the Condominium Property and agreements to acquire possessory or use interests in real property and to provide therein that the expenses of said real property and any improvements thereon, including taxes, insurance, utility expenses, maintenance and repairs, are Common Expenses of the Fala Bella Resort and Golf Club of Naples Condominiums, and as to the installation, maintenance and operation of a "master" television antenna system and a cable television system;

                  7. To elect as the "Voting Member", as defined in the Community Declaration, the President of the Association. The next most senior official of the Association shall be the alternate Voting Member. The Voting Member shall cast the votes in the Community Association of all of the Condominium Unit Owners on their behalf. The Voting Member may cast all such votes as he, in his or her sole discretion, deems appropriate; and

                  8. To purchase: (i) Condominium Unit(s) upon which the Association has chosen to exercise any right of first refusal it may have and to obtain such financing as is necessary to effectuate the same; and (ii) other real and/or personal property as determined by the Association in compliance with the Neighborhood Documents.




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                                   ARTICLE IV
                                     MEMBERS

         The qualification of Members of the Association, the manner of their admission to membership, the manner of the termination of such Membership, and the manner of voting by Members shall be as follows:

         A. Until such time as Fala Bella Resort and Golf Club of Naples, a Condominium is submitted to condominium ownership by the recordation of the Declaration, the membership of this Association shall be comprised solely of the members of the "First Board" (as defined in Article IX hereof).

         B. Once Fala Bella Resort and Golf Club of Naples, a Condominium is submitted to condominium ownership by the recordation of the Declaration, the Condominium Unit Owners, which shall mean in the first instance Declarant as the owner of all the Condominium Units, shall be entitled to exercise all of the rights and privileges of Members.

         C. Except as set forth above, membership in the Association shall be established by the acquisition of ownership of fee title to a Condominium Unit as evidenced by the recording of a deed or other instrument of conveyance amongst the Public Records, whereupon the membership of the prior owner shall terminate as to that Condominium Unit. Where title to a Condominium Unit is acquired from a party other than Declarant, the person, persons, corporation or other legal entity thereby acquiring such Condominium Unit, shall not be a Member unless and until such acquisition is in compliance with the provisions of the applicable Declaration. New Members shall deliver to the Association a true copy of the deed or other instrument of acquisition of title to the Condominium Unit.

         D. No Member may assign, hypothecate or transfer in any manner his or her membership or his or her share in the funds and assets of the Association except as an appurtenance to his or her Condominium Unit.

         E. If a second Fala Bella Resort and Golf Club of Naples Condominium is submitted to condominium ownership, membership in the Association shall be divided into classes ("Class Members") with Condominium Unit Owners in each Fala Bella Resort and Golf Club of Naples Condominium constituting a class, and for so long as Declarant owns any Condominium Units (collectively, "Units"), an additional class comprised of those Units owned by Declarant shall also exist as a separate class ("Declarant Class"). If one or more additional Fala Bella Resort and Golf Club of Naples Condominiums are submitted to condominium ownership, the Condominium Unit Owners thereof who are Members of the Association shall also be Class Members as to each additional condominium. Each class, except the Declarant Class, shall be designated by a numeral denoting the sequence in which the Fala Bella Resort and Golf Club of Naples Condominium was submitted to condominium ownership. For example, the Condominium Unit Owners of Fala Bella Resort and Golf Club of Naples, a Condominium, provided it is the first Fala Bella Resort and Golf Club of Naples Condominium submitted to condominium ownership by recordation of a Declaration, would be "Class 1 Members."

         F.       With respect to voting, the following provisions shall apply:




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                  1.  Either the  membership  as a whole shall vote or the Class
Members shall vote, which determination shall be made in accordance with subparagraphs F.2 and F.3 immediately below. In any event, however, each Condominium Unit, including each Condominium Unit owned by Declarant, shall be entitled to only one (1) vote, which vote shall be exercised and cast in accordance with the applicable Declaration(s) and the Neighborhood Documents; provided, however, on such matters requiring a vote of the Declarant Class, Condominium Units owned by the Declarant shall also have a vote in such class. In the event there is more than one (1) owner with respect to a Condominium Unit as a result of the fee interest in such Condominium Unit being held by more than one (1) person or entity, such owners collectively shall be entitled to only one
(1) vote in the manner determined by the applicable Declaration.

                  2. In matters that require a vote, voting shall take place as follows:

                           (a) Matters substantially  pertaining to a particular
Fala Bella Resort and Golf Club of Naples Condominium or any combination of Fala Bella Resort and Golf Club of Naples Condominiums shall be voted upon only by the Class Members of the applicable Fala Bella Resort and Golf Club of Naples Condominium(s) and shall be determined by a vote of the majority of such Class Members at any meeting having a proper quorum (as determined in accordance with the Bylaws); and

                           (b)   Matters   substantially   pertaining   to   the
Association as a whole shall be voted on by the Membership and shall be determined by a vote of the majority of the Membership in attendance at any meeting having a quorum (as determined in accordance with the Bylaws).

                  3. Any decision as to whether a matter substantially pertains to a particular Fala Bella Resort and Golf Club of Naples Condominium or any combination of Fala Bella Resort and Golf Club of Naples Condominiums or to the Association as a whole, for purposes of voting, shall be determined solely by the Board. Notwithstanding the foregoing, no action or resolution affecting a Fala Bella Resort and Golf Club of Naples Condominium or any combination of Fala Bella Resort and Golf Club of Naples Condominiums which the Board determines to require the vote of the Members as a whole shall be effective with regard to a Fala Bella Resort and Golf Club of Naples Condominium unless the Class Members of the particular Fala Bella Resort and Golf Club of Naples Condominium or any combination of Fala Bella Resort and Golf Club of Naples Condominiums so affected shall be given the opportunity to also vote on said action or resolution as a class or classes.

                  4. The membership shall be entitled to elect the Board as provided in Article IX of these Articles.

                  5. Notwithstanding any other provisions of these Articles, on matters which require voting by the Members, if the question is one upon which, by express provisions of the Act or the Neighborhood Documents (provided the express provisions of the Neighborhood Documents are in accordance with the requirements of the Act), requires a vote of other than a majority vote of a quorum, then such express provision shall govern and control the required vote on the decision of such question.
                                    ARTICLE V
                                      TERM

         The term for which this Association is to exist shall be perpetual.




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                                   ARTICLE VI
                                  INCORPORATOR

         The name and address of the Incorporator of these Articles are as follows: A. Jack Solomon, 3185 Horseshoe Drive South, Naples, Florida 34104.


                                   ARTICLE VII
                                    OFFICERS

         A. The affairs of the Association shall be managed by a President,  one
(1) or several Vice Presidents, a Secretary and a Treasurer and, if elected by the Board, an Assistant Secretary and an Assistant Treasurer, which officers shall be subject to the directions of the Board. The Board may employ a managing agent and/or such other managerial and supervisory personnel or entities as it deems necessary to administer or assist in the administration of the operation or management of the Association and Declarant shall have the right to be reimbursed for expenses incurred by Declarant on behalf of the Association in managing the Association.

         B. The Board shall elect the President, the Vice President, the Secretary, and the Treasurer, and as many other Vice Presidents, Assistant Secretaries and Assistant Treasurers as the Board shall from time to time determine appropriate. Such officers shall be elected annually by the Board at the first meeting of the Board following the "Annual Members' Meeting" (as described in Section 4.1 of the Bylaws); provided, however, such officers may be removed by such Board and other persons may be elected by the Board as such officers in the manner provided in the Bylaws. The President shall be a Director of the Association, but no other officer need be a Director. The same person may hold two (2) offices, the duties of which are not incompatible; provided, however, the offices of President and Vice President shall not be held by the same person, nor shall the same person hold the office of President who holds the office of Secretary or Assistant Secretary.

                                  ARTICLE VIII
                                 FIRST OFFICERS

         The names of the officers who are to serve until the first election of officers by the Board are as follows:

                  President                 A. Jack Solomon

                  Vice President            Mark S. Taylor

                  Secretary                 Karen Welks

                  Treasurer                 Karen Welks

                                   ARTICLE IX
                               BOARD OF DIRECTORS

         A. The number of Directors on the first Board of Directors ("First Board"), the "Initial Elected Board" (as hereinafter defined) and all Boards elected prior to the "Majority Election Date" (as hereinafter defined) shall be three (3). Provided, however, beginning with such date, there shall



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also be a Class Director for each  additional Fala Bella Resort and Golf Club of
Naples Condominium and, if necessary, there shall also be an additional Director elected "at large", so that there will always be an odd number of Directors. The number of Directors elected by the Members at and subsequent to the Majority Election Date shall be as provided in Paragraph L of this Article IX.

         B. The names and addresses of the persons who are to serve as the First Board are as follows:

         NAME                               ADDRESS

         A. Jack Solomon                    3185 Horseshoe Drive South
                                            Naples, FL 34104

         Mark S. Taylor                     3185 Horseshoe Drive South
                                            Naples, FL 34104

         Karen Welks                        3185 Horseshoe Drive South
                                            Naples, FL 34104

Declarant reserves the right to designate successor Directors to serve on the First Board for so long as the First Board is to serve, as hereinafter provided. Declarant reserves the right to remove any Director from the First Board and the right to remove any Director designated by Declarant in accordance with these Articles.

         C. If upon the occurrence of the "Majority Election Date" (as hereinafter defined), more than one (1) Fala Bella Resort and Golf Club of Naples Condominium has been submitted to condominium ownership, then a class of Directors ("Class Directors") shall be created for each Fala Bella Resort and Golf Club of Naples Condominium in the manner provided for in Paragraph G of this Article IX. Each class shall be designated by a numeral denoting the sequence in which the Fala Bella Resort and Golf Club of Naples Condominium was submitted to condominium ownership. For example, the Directors of the Fala Bella Resort and Golf Club of Naples Condominium, provided it is the first Fala Bella Resort and Golf Club of Naples Condominium submitted to condominium ownership, would be "Class 1 Directors." Each Fala Bella Resort and Golf Club of Naples Condominium shall have one Class Director and one or more Director(s) shall be elected "at large," in accordance with Paragraph A of this Article IX.

         D. Upon the conveyance by Declarant to Owners other than Declarant ("Purchaser Members") of fifteen percent (15%) or more of the "Total Condominium Units" (as hereinafter defined) (as evidenced by the recordation of deeds), including Condominium Units located within all Phases of the Fala Bella Resort and Golf Club of Naples Condominium as contemplated in the Declaration(s) (provided the Declarant still holds the right to submit additional Phases to condominium ownership), the Purchaser Members shall be entitled to elect one-third (1/3) of the Board, which election shall take place at the Initial Election Meeting. Declarant shall designate the remaining Directors on the Board at the Initial Election Meeting. The Director to be so elected by the Purchaser Members and the remaining Directors to be designated by Declarant are hereinafter collectively referred to as the "Initial Elected Board" and shall succeed the First Board upon their election and qualification. Subject to the provisions of Paragraph IX.E below, the Initial Elected Board shall serve until the next Annual Members' Meeting, whereupon, the Directors shall be designated and elected in the same manner as the Initial Elected Board. The Directors shall continue



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to be so designated and elected at each subsequent Annual Members' Meeting until such time as the Purchaser Members are entitled to elect not less than a majority of the Directors on the Board. Declarant reserves the right, until such time as the Purchaser Members are entitled to elect not less than a majority of the Directors on the Board, to designate successor Directors to fill any vacancies caused by the resignation or removal of Directors designated by Declarant pursuant to this Paragraph IX.D.

                  The term "Total Condominium Units" means the number of Condominium Units contemplated for all Fala Bella Resort and Golf Club of Naples Condominium (less the number of Condominium Units in any and all Phases of any Fala Bella Resort and Golf Club of Naples Condominium developed as a phase condominium pursuant to the Act, which Declarant decides neither to submit as part of such Fala Bella Resort and Golf Club of Naples Condominium as provided in the applicable Declaration nor submit to condominium ownership as a separate Fala Bella Resort and Golf Club of Naples Condominium).

         E. Purchaser Members are entitled to elect not less than a majority of the Board upon the happening of any of certain events.

                  1. Purchaser Members other than the Declarant are entitled to elect not less than a majority of the Board upon the happening of any of the following, whichever shall first occur (reciting the provisions of Sections 718.301(1)(a) - (e), F.S., as required by Rule 61B-17.0012, F.A.C.):

                           a. Three (3) years after 50 percent of the sum of the
units that will be operated ultimately by the association have been conveyed to purchasers;

                           b.  Three (3)  months  after 90  percent of the units
that will be operated ultimately by the association have been conveyed to purchasers;

                           c.  When  all  the  units   that  will  be   operated
ultimately by the association have been completed, some of them have been conveyed to purchasers, and none of the others are being offered for sale by the developer in the ordinary course or business; or

                           d.  When  some of the units  have  been  conveyed  to
purchasers and none of the others are being constructed or offered for sale by the developer in the ordinary course of business; or

                           e. Seven years after  recordation of the  declaration
of condominium, or in the case of an association which may ultimately operate more than one condominium, 7 years after recordation of the declaration for the first condominium it operates, or in the case of an association operating a phase condominium created pursuant to s. 718.403, 7 years after recordation of the declaration creating the initial phase, whichever occurs first. The developer is entitled to elect at least one member of the board of administration of an association as long as the developer holds for sale in the ordinary course of business at least 5 percent, in condominiums with fewer that 500 units, and 2 percent, in condominiums with more than 500 units, of the units in a condominium operated by the association. Following the time the developer relinquishes control of the association, the developer may exercise the right to vote any developer-owned units in the same manner as any other unit owner except for purposes of reacquiring control of the association or selecting the majority members of the board of administration

                  2. Notwithstanding the above Article IX.E (1), Declarant shall have the right to at any time, upon written notice to the Association, relinquish its right to designate a majority of the Board.

         F. The election of not less than a majority of Directors by the Purchaser Members shall occur on a date to be called by the Board for such purpose ("Majority Election Date").

         G. On the Majority Election Date, each class of Purchaser Members shall elect one (1) Director and Declarant, until the Declarant's Resignation Event, shall be entitled to designate one (1) Director. All of the Purchaser Members shall also elect one or more Directors-at-large in accordance with Article IX.A. herein, if applicable. Declarant reserves the right, until the Declarant's Resignation Event, to name the successor, if any, to any Director it has so designated; provided, however, Declarant shall in any event be entitled to exercise any right it may have to representation on the Board as granted by law, notwithstanding the occurrence of the Declarant's Resignation Event.

         H. At the first Annual Members Meeting held after the Majority Election Date, a "staggered" term of office of the Board shall be created as follows:

                  1. a number equal to fifty percent (50%) of the total number of Directors rounded to the nearest or next whole number is the number of Directors whose term of office shall be established at two (2) years and the Directors serving for a two (2) year term will be the Directors receiving the most votes at the meeting; and

                  2.  the  remaining   Directors'   terms  of  office  shall  be
established at one (1) year.

                  At each Annual Members Meeting thereafter, as many Directors of the Association shall be elected as there are Directors whose regular term of office expires at such time, and the term of office of the Directors so elected shall be for two (2) years, expiring when their successors are duly elected and qualified.

         I. The Board shall continue to be elected by the Members subject to Declarant's right to appoint a member to the Board as specified in the Act at each subsequent Annual Members' Meeting, until Declarant is no longer entitled to appoint a member to the Board.

         J. The Initial Election Meeting and the Majority Election Date shall be called by the Association, through its Board, within seventy-five (75) days after the Purchaser Members are entitled to elect a Director or the majority of Directors, as the case may be. A notice of the election shall be forwarded to all Members in accordance with the Bylaws; provided, however, that the Members shall be given at least sixty (60) days' notice of such election. The notice shall also specify the number of Directors that shall be elected by the Purchaser Members and the remaining number of Directors designated by Declarant.

         K. Declarant shall cause all of its designated Directors to resign when Declarant no longer holds at least five percent (5%) of the sum of the Total Condominium Units in all Fala Bella Resort and Golf Club of Naples Condominiums for sale in the ordinary course of business. In addition, Declarant may at any time, in its sole discretion, cause the voluntary resignation of all of the Directors designated by it. The happening of either such event is herein referred to as the "Declarant's Resignation Event". Upon the Declarant's Resignation Event, the Directors elected by

Members shall elect successor Directors to fill the vacancies caused by the resignation or removal of the Declarant's designated Directors. These successor Directors shall serve until the next Annual Members' Meeting and until their successors are elected and qualified; provided, however, nothing herein contained shall be deemed to waive any right to representation on the Board which Declarant may have pursuant to the Act. Declarant specifically reserves the right to assert any right to representation on the Board it may have pursuant to the Act, notwithstanding that the Declarant's Resignation Event may have previously occurred.

         L. At each Annual Members' Meeting held subsequent to the year in which the Majority Election Date occurs, the number of Directors to be elected shall be determined by the Board from time to time, but there shall not be less than three (3) Directors. In the event, however, there are two (2) or more Fala Bella Resort and Golf Club of Naples Condominiums, then the number of Directors shall be one (1) from each Class and one (1) Director elected at large, at a minimum.

         M. The following provisions shall govern the right of each Director to vote and the manner of exercising such right:

                  1.       There shall be only one (1) vote for each Director.

                  2. All of the Directors of the Board shall vote thereon as one
(1) body, without distinction as to class, on matters which pertain to the Association or all of the Fala Bella Resort and Golf Club of Naples Condominiums.

                  3. On matters pertaining exclusively to a particular Fala Bella Resort and Golf Club of Naples Condominium(s), only the affected Class Directors shall vote thereon.

                  4. Subject to the provisions of Subparagraphs 1, 2 and 3 immediately preceding, the Board as a whole shall determine whether a matter is subject to a vote of the Directors, shall be voted on by Class Directors or by the entire Board as a whole. In the case of deadlock by the Board, application shall be made to a court of competent jurisdiction to resolve the deadlock.

                  5. In the determination of whether a quorum exists or whether the Board has duly acted with respect to any matter, (a) on matters which are voted on by the Board as a whole, such determination shall be made with respect to the number of all of the Directors; and (b) on matters which are voted on by Class Directors, such determination shall be made with respect to the number of Class Directors.

                                    ARTICLE X
                   POWERS AND DUTIES OF THE BOARD OF DIRECTORS

         All of the powers and duties of the Association shall be exercised by the Board in accordance with the provisions of the Act and the Neighborhood Documents, where applicable, and shall include, but not be limited to, the following:

         A. Making and collecting Assessments against Members to defray the costs of the Common Expenses; and collecting that portion of Common Expenses attributable to Condominium Unit Owners in Fala Bella Resort and Golf Club of Naples as determined in accordance with the Community Declaration.

         B. Using the proceeds of Assessments in the exercise of the powers and duties of the Association and the Board.

         C. Maintaining, repairing and operating the improvements within the Fala Bella Resort and Golf Club of Naples Condominium(s).

         D. Reconstructing improvements after casualties and losses and making further authorized improvements within the Fala Bella Resort and Golf Club of Naples Condominium(s).

         E. Making and amending rules and regulations with respect to the Fala Bella Resort and Golf Club of Naples Condominium(s).

         F.  Enforcing  by  legal  means  the  provisions  of  the  Neighborhood
Documents.

         G. Contracting for the management and maintenance of the Condominium Property and authorizing a management agent to assist the Association in carrying out its powers and duties by performing such functions as the submission of proposals, collection of Assessments, preparation of records, enforcement of rules and maintenance, repair and replacement of improvements or portions thereof for which the Association has such responsibility and other services with funds that shall be made available by the Association for such purposes and terminating such contracts and authorizations. The Association and its officers shall, however, retain at all times the powers and duties granted by the Neighborhood Documents and the Act including, but not limited to, the making of Assessments, promulgation of rules and regulations and execution of contracts on behalf of the Association.

         H. Paying taxes and Assessments which are or may become liens against the Common Elements of the Fala Bella Resort and Golf Club of Naples Condominium(s) or against Association Property and assessing the same against Condominium Units, the Owners of which are responsible for the payment thereof.

         I. Purchasing and carrying insurance for the protection of Members and the Association against casualty and liability in accordance with the Act and the Neighborhood Documents and acquiring one insurance policy to insure the Condominium Property of all Fala Bella Resort and Golf Club of Naples Condominiums and to allocate the premiums therefor in a fair and equitable manner.

         J. Paying costs of all power, water, sewer and other utility services rendered to the Condominium Property of each of the Fala Bella Resort and Golf Club of Naples Condominiums and not billed directly to Owners of the individual Condominium Units.

         K. Hiring and retaining such employees as are necessary to administer and carry out the services required for the proper administration and purposes of this Association and paying all salaries therefor.

         L.  Engaging in mandatory  non-binding  arbitration  as provided for in
Section 718.112(2)(a)2 of the Act for the settlement of disputes as provided for in Section 718.1255 of the Act. The provisions of Sections 718.112(2)(a)2 and
718.1255 are incorporated by reference herein.

         M. Preparing a question and answer sheet, if and as required by the Act and the rules promulgated in the Florida Administrative Code by the Division of Florida Land Sales, Condominiums and Mobile Homes, and updating the question and answer sheet at least annually.

         N. Maintaining an adequate number of copies of the Neighborhood Documents, as well as the question and answer sheet referred to in Paragraph X.N. above, on the Condominium Property to ensure their availability to Condominium Unit Owners and prospective purchasers. The Association may charge its actual costs for preparing and furnishing the foregoing to those requesting same.

         O.       Ensuring that the following contracts shall be in writing:

                  (i) Any contract for the purchase, lease or renting of materials or equipment which is not to be fully performed within one (1) year from the date of execution of the contract.

                  (ii) Any contract, regardless of term, for the provision of services; other than contracts with employees of the Association, and contracts for attorneys and accountant services, and any other service contracts exempted from the foregoing requirement by the Act or rules set forth in the Florida Administrative Code as they relate to condominiums, as the Act and such rules may be amended from time to time.

         P. Obtaining competitive bids for materials, equipment and services where required by the Act and rules set forth in the Florida Administrative Code as they relate to condominiums, as the Act and such rules may be amended from time to time.

         Q. All other powers and duties reasonably necessary to operate and maintain the Fala Bella Resort and Golf Club of Naples Condominium(s) administered by the Association, in compliance with the Neighborhood Documents and the Act.

                                   ARTICLE XI
                                 INDEMNIFICATION

         Every Director and every officer of the Association (and the Directors and/or officers as a group) shall be indemnified by the Association against all expenses and liabilities, including counsel fees (at all trial and appellate levels) reasonably incurred by or imposed upon them in connection with any proceeding, litigation or settlement in which he or she may become involved by reason of his or her being or having been a Director or officer of the Association. The foregoing provisions for indemnification shall apply whether or not he or she is a Director or officer at the time such expenses and/or liabilities are incurred. Notwithstanding the above, in the event of a settlement, the indemnification provisions herein shall not be automatic and shall apply only when the Board approves such settlement and authorizes reimbursement for the costs and expenses of the settlement as in the best interest of the Association. In instances where a Director or officer admits or is adjudged guilty of willful misfeasance or malfeasance in the performance of his or her duties, the indemnification provisions of these Articles shall not apply. Otherwise, the foregoing rights to indemnification shall be in addition to and not exclusive of any and all rights of indemnification to which a Director or officer may be entitled whether by statute or common law. The indemnification hereby afforded to Directors and officers shall also extend to any entity other than the Association found responsible or liable for the actions of such individuals in their capacity as Directors or officers, including, but not limited to Declarant.

                                   ARTICLE XII
                                     BYLAWS

         The Bylaws of the Association shall be adopted by the First Board and thereafter may be altered, amended or rescinded by the affirmative vote of not less than a majority of the Members present at an Annual Members' Meeting or special meeting of the membership and the affirmative approval of a majority of the Board at a regular or special meeting of the Board. In the event of a conflict between the provisions of these Articles and the provisions of the Bylaws, the provisions of these Articles shall control.

                                  ARTICLE XIII
                                   AMENDMENTS

         A. Prior to the recording of a Declaration amongst the Public Records, these Articles may be amended by an instrument in writing signed by the President (or a Vice President) and the Secretary (or an Assistant Secretary) and filed in the Office of the Secretary of State of the State of Florida. The instrument amending these Articles shall identify the particular Article or Articles being amended, give the exact language of such amendment and give the date of adoption of the amendment by the Board. A certified copy of each such amendment shall always be attached to any certified copy of these Articles or a certified copy of the Articles as restated to include such Amendments and shall be an exhibit to each Declaration upon the recording of each Declaration. This
Article XIII is intended to comply with Chapter 617, Florida Statutes.

         B. After the recording of the first Declaration amongst the Public Records, these Articles may be amended in the following manner:

                  1. The Board, as a whole, shall adopt a resolution setting forth the proposed amendment and directing that it be submitted to a vote at a meeting of Members, which may be either the Annual Members' Meeting or a special meeting. Any number of amendments may be submitted to the Members and voted upon by them at one meeting;

                  2. Written notice setting forth the proposed amendment or a summary of the changes to be effected thereby shall be given to each Member of record entitled to vote within the time and in the manner provided in the Bylaws for the giving of notice of Meetings of Members ("Required Notice");

                  3. At such meeting a vote of the Members and of the Declarant Class shall be taken on the proposed amendments. The proposed amendment shall be adopted upon receiving the affirmative vote of a majority of the votes of all Members entitled to vote thereon unless any Class of Members is entitled to vote thereon as a Class pursuant to Article IV and/or Paragraph XIII.B hereof, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of a majority of the votes of Members of each Class entitled to vote thereon as a Class, the affirmative vote of a majority of the votes of all Members entitled to vote thereon and the approval of the Declarant Class; or

                  4. An amendment may be adopted by a written statement signed by all Directors and written consent of Members representing the Voting Interests sufficient to pass the amendment at a meeting where all members of the Board are present and setting forth their intention that an amendment to the Articles be adopted. Where an amendment is passed by written consent in lieu of meeting, those Members not submitting written consent shall be notified in writing of the passage thereof.

         C. The Declarant Class shall be entitled to vote as a Class on all amendments made pursuant to Paragraph XIII.B above.

         D. No amendment may be made to the Articles which shall in any manner reduce, amend, affect or modify the terms, conditions, provisions, rights and obligations set forth in the applicable Declaration.

         E. A copy of each amendment shall be certified by the Secretary of State of the State of Florida and, after the recordation of a Declaration(s), recorded amongst the Public Records as an amendment to each Declaration.

         F. Notwithstanding the foregoing provisions of this Article XIII, there shall be no amendment to these Articles which shall abridge, amend or alter the rights of Declarant, including the right to designate and select the Directors as provided in Article IX hereof, without the prior written consent thereto by Declarant nor shall there be any amendment to these Articles which shall abridge, alter or modify the rights of the Declarant, or of the holder, guarantor or insurer of a first mortgage on any Condominium Unit or of any "Institutional Mortgagee" (as defined in each Declaration) without such party's prior written consent.

                                   ARTICLE XIV
                                EMERGENCY POWERS

         The following shall apply to the extent not viewed to be in conflict with the Act:

         A. During any emergency defined in Paragraph XIV.E below or in anticipation of such emergency, the Board may:

                  1.       Modify  lines  of  succession  to   accommodate   the
                           incapacity  of  any  Director,   officer,   agent  or
                           employee of the Association; and

                  2. Relocate the principal office of the Association or designate alternate principal offices or authorize officers to do so.

         B.       During any emergency defined in Paragraph XIV.E below:

                  1. One or more officers of the Association present at a meeting of the Board may be deemed to be Directors for the meeting, in order of rank and within the same order of rank in order of seniority, as necessary to achieve a quorum; and

                  2. The Director or Directors in attendance at a meeting shall constitute a quorum.

         C. Corporate  action taken in good faith during an emergency under this
Article XIV to further the ordinary affairs of the Association:

                  1.       Binds the Association; and

                  2. May not be used to impose liability on a Director, officer, employee or agent of the Association.

         D. A Director, officer or employee of the Association acting in accordance with any emergency bylaws is only liable for willful misconduct.

         E. An emergency exists for the purposes of this Article XIV if a quorum of the Directors cannot readily assemble because of a catastrophic event.

                                   ARTICLE XV
                     REGISTERED OFFICE AND REGISTERED AGENT

         The street address of the initial registered office of the Association is 3185 Horseshoe Drive South, Naples, Florida 34104, and the initial registered agent of the Association at that address shall be Mark S. Taylor.

         IN WITNESS WHEREOF, the Incorporator has hereunto affixed his/her signature, this day of , .

                                                              A. JACK SOLOMON

         The undersigned hereby accepts the designation of Registered Agent of Fala Bella Resort and Golf Club of Naples Condominium Association, Inc. as set forth in Article XV of these Articles of Incorporation and acknowledges that he is familiar with, and accepts the obligations imposed upon registered agents under, the Florida Not For Profit Corporation Act.



                                                              MARK S. TAYLOR

STATE OF FLORIDA
COUNTY OF COLLIER

         I HEREBY CERTIFY that on this day, before me a Notary Public duly authorized in the State and County named above to take acknowledgments, personally appeared A. Jack Solomon , to me known to be the person described as the Incorporator in and who executed the foregoing Articles of Incorporation and he acknowledged before me that he executed the same for the purposes therein expressed. He is personally known to me or has produced as identification.

         WITNESS my hand and official seal in the State and County last aforesaid this day of , .

                                        Notary Public, State of Florida at Large

                                        Typed, printed or stamped name of Notary

                                                          My Commission Expires: